                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, For Use of the
[_] Preliminary Proxy Statement               Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-12


                            DUPONT PHOTOMASKS, INC
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                            DUPONT PHOTOMASKS, INC.
                           131 Old Settlers Boulevard
                            Round Rock, Texas 78664
                                  512-310-6500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 30, 2001

To our Stockholders:

   Notice is hereby given that our 2001 Annual Meeting of Stockholders will be held at the Austin Marriott North, 2600 La Frontera Blvd., Round Rock, Texas 78681, on Tuesday, October 30, 2001 at 10:00 a.m. local time and any adjournment thereof, for the following purposes:

      (1) To elect to our Board of Directors Class II directors to serve until our 2004 annual meeting of Stockholders, or until their successors are elected and qualified, subject to their prior death, resignation or removal.

      (2) To ratify the appointment of PricewaterhouseCoopers LLP, as independent public accountants for our company for the year ending June 30, 2002.

      (3) To adopt and approve an amendment to our 1997 Stock Option and Restricted Stock Plan to increase the number of shares of our common stock authorized for issuance under the plan by 2,500,000 shares.

      (4) To transact such other business as may properly come before the meeting and any adjournments thereof.

   Our Board of Directors recommends an affirmative vote on the items described above. E. I. du Pont de Nemours and Company beneficially owned 3,629,272 shares (approximately 20.3 percent) of our common stock on the record date.

   Only stockholders of record at the close of business on August 31, 2001 are entitled to notice of and to vote at the annual meeting. All stockholders are cordially invited and urged to attend the meeting. Regardless of whether you expect to attend the meeting, you are requested to sign, date and return the accompanying proxy card in the enclosed self-addressed postage-paid envelope. You may still attend and vote in person at the annual meeting if you wish, even though you may have submitted your proxy prior to the meeting. If you attend the meeting and vote in person, your proxy will automatically be revoked and only your vote at the meeting will be counted. Our Bylaws require that the holders of a majority of the outstanding shares of our common stock entitled to vote be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business. It is important that your shares be represented at the meeting in person or by proxy.

   Your support for us is greatly appreciated.

                                          By order of our Board of Directors

                                          /s/ PETER S. KIRLIN
                                          PETER S. KIRLIN
                                          Chairman of our Board and Chief
                                           Executive Officer

September 14, 2001

                            DUPONT PHOTOMASKS, INC.
                           131 Old Settlers Boulevard
                            Round Rock, Texas 78664

                                PROXY STATEMENT

                      2001 Annual Meeting of Stockholders

                SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

   The accompanying proxy is solicited on behalf of our Board of Directors to be voted at our 2001 Annual Meeting of Stockholders. Our annual meeting will be held at the Austin Marriott North, 2600 La Frontera Blvd., Round Rock, Texas 78681, on Tuesday, October 30, 2001 at 10:00 a.m. local time. In addition to the original solicitation by mail, certain of our regular employees may solicit proxies by telephone or in person. No specially engaged employees or solicitors will be retained for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this proxy statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares, will be borne by us. You may vote in person at our annual meeting, if you wish, even though you have previously mailed in your proxy. This proxy statement and the accompanying proxy are being mailed to stockholders beginning on or about September 25, 2001. Unless otherwise indicated, "we," "us" and "our" mean DuPont Photomasks, Inc. and "DuPont" means E. I. du Pont de Nemours and Company or one of its wholly owned subsidiaries.

   All duly executed proxies will be voted in accordance with the instructions thereon. Stockholders who execute proxies, however, retain the right to revoke them at any time before they are voted. The revocation of a proxy will not be effective until written notice thereof has been given to our Secretary unless the stockholder granting such proxy votes in person at our annual meeting.

                              VOTING OF SECURITIES

   The record date for the determination of stockholders entitled to vote at our annual meeting is August 31, 2001. As of such date, we had outstanding 17,850,240 shares of our common stock, $.01 par value per share. Our common stock is the only class of our stock outstanding and entitled to vote at our annual meeting. Each stockholder is entitled to one vote for each share of our common stock held. All votes on the proposals set forth below will be taken by ballot. For purposes of the votes on all proposals set forth below, the holders of a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at our annual meeting. The stockholders present at our annual meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in our annual meeting. Abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

                             ELECTION OF DIRECTORS
                                  (Proposal 1)

General Information

   Four directors are proposed to be elected at our annual meeting, two of whom are currently our directors. Our Bylaws provide for a board of not less than one nor more than fifteen directors, with the current number set at ten. Vacancies on our board shall be filled solely by the majority vote of directors then in office, even though less than a quorum of the board.

   Our board is divided into three classes as nearly equal in size as is practicable, designated Class I, Class II and Class III. The term of office of the Class II directors is expiring at this annual meeting, the term of office of the Class III directors will expire at the 2002 annual meeting and the term of office of the Class I directors will expire at the 2003 annual meeting, and directors in each class shall hold office until such annual meeting of stockholders or until his or her successor is elected and has qualified. When these initial terms expire, persons nominated to serve as director shall be elected to hold office for three years.

   The persons named in the accompanying proxy may act with discretionary authority to vote for a new management nominee should any nominee named in this proxy statement become unavailable for election, although management is unaware of any circumstances likely to render any nominee unavailable for election. Unless the stockholder has specified otherwise, the persons named in the accompanying proxy will vote such stockholder's shares of our common stock in favor of the nominees listed below. Proxies cannot be voted for a greater number of persons than the number of nominees listed below.

Stockholder Approval

   The four nominees receiving the greatest number of votes at our annual meeting at which a quorum is present shall be elected, even if they receive less than a majority of the votes. Our stockholders are not entitled to cumulative voting. Abstentions will have no effect on the tabulation of votes cast for the election of any director, except to the extent that they affect the total votes received by any particular nominee.

Board Recommendation

   Our board believes that the election of the persons listed below as our directors is in the best interest of our company and our stockholders. Our board, therefore, recommends that you vote FOR the nominees and it is intended that the proxies not marked to the contrary will be so voted.

Nominees for Director

   The following table sets forth the name, age (as of September 1, 2001) and current position of each person who is a nominee for election as one of our directors:

                                                                        Class of
                                            Age    Current Position     Director
                   Name                     --- ----------------------- --------
Preston M. Adcox...........................  58 Director, President and Class II
                                                Chief Operating Officer
Robert J. Boehlke..........................  60                         Class II
Isabella C. M. Cunningham, PhD. ...........  59                         Class II
Susan Vladuchick Sam.......................  53 Director                Class II

   Preston M. Adcox is our President and Chief Operating Officer. He joined DuPont in 1967 and has held a number of manufacturing and technology management positions. He became a Managing Director in DuPont's semiconductor materials business in 1988 and had global responsibility for DuPont's photomask operations until 1996. He was a member of the Board of Directors of Etec Systems from 1990 to early 1995. From 1988 to 1999, he served on the Board of Directors of Semiconductor Industry Suppliers Association (formerly Semi-Sematech), an organization representing United States equipment and material suppliers to the semiconductor manufacturing industry. He has been an officer since our Initial Public Offering in June of 1996 and one of our directors since May 2000.

   Robert J. Boehlke is the former Executive Vice President and Chief Financial Officer of KLA-Tencor Corporation, a position he held from 1990 until his retirement in 2000. Between 1983 and 1990, he held a variety of senior general management positions with KLA Instruments. Prior to his employment by KLA-Tencor, Mr. Boehlke was a partner at the investment banking firm of Kidder, Peabody & Company, Inc. from 1971 until 1983. He has a Bachelor of Science Degree from the U.S. Military Academy at West Point and a Masters Degree in Business Administration from Harvard University. He is also a director of Entegris, Inc., Quicklogic Corporation and LTX Corporation.

   Isabella C. M. Cunningham, PhD. is a private consultant and has held a variety of positions in communications, marketing, law and business education in the United States and internationally. Since 1983, she has been the Ernest
A. Sharpe Professor in Communication at the University of Texas at Austin. She has been published extensively in the area of business, marketing and communications. She holds a PhD. and a Masters Degree in Business Administration in Marketing from Michigan State University, a Master Degree in Business Administration from Escola de Administracao de Empresas de Sao Paulo and a Juris Doctor Degree from Faculdade da Direito da Universidade Catolica de Sao Paulo, Brazil. She is currently a director of Wells Fargo Bank, Austin, Texas and of XLIX Corp., Austin, Texas. She is also a member of the Board of Directors of the National Museum of Natural Sciences of the Smithsonian Institution in Washington. Dr. Cunningham is a member of the board of several non-profit organizations, such as the Texas Medical Association Foundation, the Heart Foundation in Austin, Texas, and of the University of Texas Press Advisory Board.

   Susan Vladuchick Sam is a private consultant, having retired from DuPont in 1999. She joined DuPont in 1969 and held a variety of management positions in research and development, human resources and manufacturing during the course of her career, including Director of Operations for DuPont Medical Products from 1993 to 1995, Director of Human Development and Personnel Relations from 1995 to 1997 and Director of Operations--U.S. Region and Vice Chair of the Operations Network from 1997 to 1999. Ms. Sam currently serves on the Board of Trustees of Grove City College. She has been one of our directors since January 1996.

Other Directors

                                                                               Class of
Name                     Age                 Current Position                  Director
----                     --- ------------------------------------------------- ---------
Peter S. Kirlin.........  40 Chairman of our Board and Chief Executive Officer Class III
John W. Himes...........  57                     Director                       Class I
John L. Doyle...........  70                     Director                       Class I
John C. Hodgson.........  57                     Director                       Class I
Gary W. Pankonien.......  50                     Director                      Class II
John C. Sargent.........  63                     Director                      Class III
Marshall C. Turner......  59                     Director                      Class III

   Peter S. Kirlin is our Chairman of the Board and Chief Executive Officer. From 1986 to 1988, he worked at American Cyanamid Corporation as a project leader and conducted post-graduate research projects at the University of Munich's Institute of Physical Chemistry. From 1988 until joining us in May 2000, he held various positions with ATMI, Inc., a supplier of materials, equipment and services used in the manufacture of semiconductors, most recently as Group Vice President, Technologies and Services. He has been one of our directors since May 2000.

   John W. Himes is Senior Vice President, Corporate Strategy for DuPont. He joined DuPont in 1966 and has served in a variety of business management positions, including leadership of Dacron(R) Polyester, Advanced Composites and Industrial Polymers. Mr. Himes was responsible for Human Resources and later Business Development in Asia for DuPont. He has been one of our directors since January 1998.

   John L. Doyle is a private consultant, having retired from the Hewlett-Packard Company in 1991. At the time of his retirement, he was Executive Vice President, Business Development with responsibility for Hewlett-Packard's integrated circuit facilities as well as acquisitions, mergers, planning, corporate purchasing, manufacturing and engineering. He was also a member of the Executive Committee. He is currently a director of Xilinx, Inc., Durect Corp. and Analog Devices, Inc. He has been one of our directors since April 1996.

   John C. Hodgson is Group Vice President and General Manager of DuPont iTechnologies with additional responsibility for Advanced Fiber Systems, Nonwovens and Corian(R), a position he assumed in February 2000. He has been with DuPont for over 30 years and has served in a variety of management positions in the X-Ray, Electronics and Diagnostic businesses in the United States and in Geneva, Switzerland. From 1996 until assuming his current position, Mr. Hodgson served as Vice President and General Manager of the Photopolymer and Electronic Materials business unit. He has been one of our directors since April 1996.

   Gary W. Pankonien is the President and Chief Operating Officer and serves on the board of directors of CALEB Technologies, Corp. He was previously Chairman and Chief Executive Officer of 1st TECH Molding and a private investor. He served as a director of Tanisys Technology, a manufacturer of memory modules, 1st TECH Molding and MagRabbit. Mr. Pankonien spent seven years at Compaq Computer Corporation where he served as the Notebook Computer Design and Operations Manager for three years. He co-developed and currently holds the patent for the first notebook computer as well as several other patents. Mr. Pankonien has over 20 years of management experience in the electronics industry and has extensive experience in offshore operations. He has been one of our directors since April 1996.

   John C. Sargent is a private consultant, having retired from DuPont in 1998. He joined the Treasury Department of Conoco in 1964 and worked in a number of financial management positions with Conoco both in the United States and Europe. He became Vice President and Treasurer of Conoco in 1981 and also in 1981 became Assistant Treasurer and Director of the Treasury Division of DuPont after Conoco was acquired by DuPont. He assumed the position of Vice President and Treasurer of DuPont in 1992. He has been one of our directors since December 1995.

   Marshall C. Turner is a private consultant. Mr. Turner is a director of the Alliance Technology Fund, four privately held, early stage companies, and two private investment companies. He is also the Vice-Chairman of the Board of the Smithsonian's National Museum of Natural History, and a director of the George Lucas Educational Foundation. From 1981 through 1998, he was a founding general partner of Taylor & Turner Associates, Ltd., the general partner of several venture partnerships. He has been one of our directors since April 1996. He served on an interim basis from June 1999 to May 2000 as the Chairman of our Board of Directors and Chief Executive Officer.

Board Committees and Meetings

   Our board has appointed from among its members two standing committees:

   The Audit Committee is presently composed of John L. Doyle, who serves as chairperson of the committee, John C. Sargent and Marshall C. Turner. No member of the Audit Committee may be an employee or officer. The functions of the Audit Committee include meeting with our independent public accountants to discuss the scope and results of their examination, to review our internal audit activities and to discuss the adequacy of our accounting and control systems, to review the audit schedule and to consider any issues raised by its members, our independent public accountants and our staff or management. Each year the Audit Committee will recommend to the full board the name of an accounting firm to audit our financial statements.

   The Compensation Committee is presently composed of John C. Sargent and Susan Vladuchick Sam, who serves as chairperson of the committee. No member of the Compensation Committee may be an employee or officer. The principal functions of the Compensation Committee are to review and approve our organization structure, review performance of our officers, establish overall employee compensation policies and recommend to our board major compensation programs. The Compensation Committee also reviews and approves compensation of directors and corporate officers, including salary, bonus awards, stock options and restricted stock grants, and administers our stock plans and bonus plan.

   During 2001, our board held five meetings in person or by telephone. Members of our board are provided with information between meetings regarding our operations and are consulted on an informal basis with respect to pending business. Such consultation from time to time leads to director action between meetings by unanimous written consent of the directors, which has occurred twice during 2001. During 2001, the Compensation Committee held four meetings and acted twice by unanimous consent. The Audit Committee held four meetings. Each of the incumbent directors who was a director during the fiscal 2001 year attended no fewer than 75 percent, of the total number of meetings of our board and the total number of meetings held by all committees of our board on which such director served during the year.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (Proposal 2)

General Information

   Our Bylaws provide that it shall be the duty of the Audit Committee to employ, subject to stockholder ratification at each annual meeting, independent accountants to audit our books of account, accounting procedures and financial statements for the year and to perform such other duties as prescribed from time to time by the Audit Committee.

   During fiscal 2001, PricewaterhouseCoopers LLP audited our annual consolidated financial statements, reviewed financial information in filings with the Securities and Exchange Commission, and provided various other services.

   Subject to ratification by stockholders, the Audit Committee has retained PricewaterhouseCoopers LLP as independent accountants to perform the examination of our financial statements for fiscal 2002 and to render other services required of them. Not withstanding this selection, the Audit Committee may, in its discretion, direct the appointment of a different independent accounting firm at any time if the Audit Committee believes that such change would be in the company's and our stockholders' best interest.

   The audit committee reviews and considers all PricewaterhouseCoopers LLP's professional services when assessing auditor independence. The following professional fees were remitted to our independent auditors during fiscal year 2001:

  . PricewaterhouseCoopers LLP's fees for our fiscal year 2001 audit and review of interim financial statements were $324,000.

  . PricewaterhouseCoopers LLP's fees for financial information system design, implementation and review were $115,000.

  . PricewaterhouseCoopers LLP's fees for all other professional services rendered to the Company during fiscal year 2001 were $300,000, which included fees for services related to registration statements in connection with our equity and debt offerings, accounting consultations, tax consultation and tax preparation and other consultations.

   Representatives of PricewaterhouseCoopers LLP are expected to be present at our annual meeting, with the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Stockholder Approval

   The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote at the annual meeting is required for the approval of the ratification of the selection of PricewaterhouseCoopers LLP. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether or not this proposal has been approved.

Board Recommendation

   Our board believes that the ratification of PricewaterhouseCoopers LLP as independent accountants is in the best interest of our company and stockholders. Our board, therefore, recommends that you vote FOR such ratification and it is intended that the proxies not marked to the contrary will be so voted.

                        APPROVAL OF THE AMENDMENT TO OUR
                  1997 STOCK OPTION AND RESTRICTED STOCK PLAN
                                  (Proposal 3)

   Stockholders are being asked to approve an amendment to our 1997 Stock Option and Restricted Stock Plan, referred to as the 1997 Plan, that will increase the number of shares of our common stock available for issuance under the plan from 5,000,000 shares to 7,500,000 shares. Our Board of Directors approved the 2,500,000 shares increase on August 28, 2001, subject to stockholder approval at our annual meeting. The Board of Directors believes it is in the best interests of our company and our stockholders to increase the share reserve so that our company can continue to attract and retain the services of those persons essential to our company's growth and financial success.

Summary Plan Description of the 1997 Stock Option and Restricted Stock Plan

   The following is a summary of the principal features of the 1997 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Plan. The 1997 Plan, as amended to reflect the proposed amendment, is set forth in its entirety as Appendix A hereto.

   General. The 1997 Plan provides for grants of nonqualified stock options, or NQOs, and incentive stock options or ISOs, as well as restricted stock grants. ISOs, must meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, while NQOs need not meet the requirements of the Code. A restricted stock grant is an award of shares of common stock on which are imposed restriction periods and/or performance based restrictions which subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code or any successor law. The 1997 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

   Eligibility. Under the 1997 Plan, certain employees, consultants, directors and other individuals as the Compensation Committee from time to time shall determine are eligible to receive grants of NQOs, ISOs and restricted stock; provided, however, that ISOs may only be issued to our employees.

   Administration. The Compensation Committee administers the 1997 Plan. In accordance with the provisions of the 1997 Plan, the Compensation Committee has authority to determine the participants to be granted options or restricted stock, to interpret the 1997 Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the 1997 Plan, to determine and interpret the details and provisions of each grant agreement, to modify or amend any grant agreement, to waive any conditions or restrictions applicable to any grant and to make all other determinations necessary or advisable for the administration of the 1997 Plan.

   Shares Available. Assuming stockholder approval of this proposal, the 1997 Plan will have 7,500,000 shares of common stock reserved for issuance. Under the terms of the 1997 Plan, the number of shares of common stock reserved is subject to adjustment if the number of outstanding shares of common stock is changed as a result of reclassification or recapitalization. In the event of a stock split, reverse stock split or other event that is functionally equivalent to a stock split or reverse stock split, the 1997 Plan provides for automatic proportionate adjustments to the number of shares granted and to the number of shares of common stock authorized for future grant.

   Option Grant Terms. Option grants shall be subject to a vesting schedule as determined by the Compensation Committee. Each grant shall be evidenced by an agreement executed by an authorized officer and each agreement shall be in a form approved by the Compensation Committee, shall comply with the terms and conditions of the 1997 Plan and may contain such other provisions as the Compensation Committee shall determine. Options granted to all participants are not exercisable for a period of at least six months from the date of grant. The exercise price for each option shall be fixed on the grant date and such exercise price shall, in no event, be less than the par value of the common stock.

   In the event that a participant's employment shall terminate for reasons other than permanent disability or death, in the case of ISOs, the participant shall have the right to exercise, to the extent the ISOs were exercisable on the termination date, at any time during a period of three months following such termination. In the case of NQOs, the Compensation Committee may specify the terms and conditions upon which such NQOs shall terminate. The Committee may, in its discretion, consistent with the terms of the specific grant, accelerate the exercisability of all or part of the NQOs not otherwise exercisable or provide that the NQOs shall remain outstanding and be exercisable on such other terms and conditions as the Compensation Committee shall approve.

   At the discretion of the Compensation Committee, options awarded under the 1997 Plan may be subject to reload. A reload option is defined as a replacement option granted upon exercise by the participant of the original option. The reload option shall be deemed granted to the participant as of the exercise date of the original option. The exercise price of the reload option shall be 100 percent of the market value of the common stock on such date. The reload option may be used or refused with respect to each tranche of options as they vest and is available on a one-time basis (even if the participant elects to exercise less than the total number of vested shares). If the participant elects to accept the reload option, the participant must agree that all shares purchased through the exercise of the original option must be held for some minimum period of time established by the Compensation Committee as set forth in the participant's grant agreement. In no event shall any reload option be granted if it would cause the number of grants to any executive officer in a year to exceed the individual limit as outlined in the 1997 Plan.

   Restricted Stock Grant Terms. Restricted stock granted by the Compensation Committee will be subject to such restrictions as the Compensation Committee may impose thereon, including, but not limited to, continuous employment and/or the attainment of specific corporate or individual performance standards or goals. The restrictions and the period in which such restrictions apply may differ with respect to each participant. Restricted stock grants will be subject to forfeiture if certain events specified by the Compensation Committee fail to occur prior to the lapse of the restrictions.

   In connection with each grant of restricted stock, the Compensation Committee will determine (i) the terms and conditions of the restricted stock grant agreement evidencing the award, (ii) the restriction period for the grant, (iii) the restrictions applicable to the grant, (iv) the percentage of the grant that will vest in the event of such participant's death, disability or retirement prior to the expiration of the restriction period or the satisfaction of the restrictions applicable to the grant, and (v) notwithstanding the restriction period and the restrictions set forth in the restricted stock grant agreement, whether to shorten the restriction period or waive the restrictions if the Compensation Committee concludes that it is in the best interests of the company to do so. In the event a participant's employment with the company shall terminate (for reasons other than the participant's death, permanent disability or retirement) prior to the satisfaction or occurrence of the restrictions applicable to all or a portion of a grant, then such portion of the grant shall be returned and forfeited by the participant. After satisfaction or occurrence of all restrictions, a certificate, without a legend shall be delivered to the participant for the number of shares that are no longer subject to restrictions.

   Miscellaneous. A participant in the 1997 Plan shall have no rights as a shareholder with respect to shares covered by such participant's option or restricted stock grant until the date of the issuance of the shares to the participant. No adjustments shall be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

   All or a portion of the options granted to a participant may, in the discretion of the Compensation Committee, be on terms that permit transfer without consideration by such participant to (i) the participant's spouse, children or grandchildren, collectively referred to as Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or other entity in which such Immediate Family Members are the only partners.

   In the event of a change of control (as defined in the 1997 Plan), the unexercised option grants outstanding will automatically become exercisable in full and all restrictions and conditions to which any restricted stock grant is subject shall be deemed satisfied as of the change of control date.

   The Compensation Committee may at any time alter, amend, suspend, discontinue or terminate the 1997 Plan and any grants thereunder; provided, however, that no such action by the Compensation Committee may, without the approval of our stockholders, alter the provisions of the 1997 Plan so as to
(i) increase the maximum number of shares of common stock that may be subject to grants; (ii) change the eligibility provisions of the 1997 Plan; or (iii) change the individual limit of shares that may be granted under the 1997 Plan. For the purposes of granting ISOs, the 1997 Plan shall terminate on June 8, 2007. No ISOs shall be awarded after such date.

Option Transactions

   The following table sets forth information regarding options to purchase shares of common stock granted to the Named Officers in fiscal 2001. Because grants under the 1997 Plan are discretionary, future benefits are not determinable.

                                                                                    Potential
                                                                                Realizable Value
                                                                                at Assumed Annual
                                                                                 Rates of Stock
                                                                                      Price
                                                                                Appreciation for
                                        % of Total Options Exercise                Option term
                            Options     Granted to Company   Price   Expiration -----------------
Name                     Granted (#)(1)     Employees      ($/Share)    Date      5%       10%
----                     -------------- ------------------ --------  ----------   --       ---
Peter S. Kirlin.........        --             --              --          --       --        --
Preston M. Adcox........        --             --              --          --       --        --
Gerd Stoecker...........        --             --              --          --       --        --
Craig W. Kokjohn........     15,000            2.1%         $60.62   7/31/2010  588,326 1,552,213
John M. Lynn............     15,000            2.1%         $60.62   7/31/2010  588,326 1,552,213

--------
(1) Options granted to Messrs. Kokjohn and Lynn become exercisable over a four-year period at the rate of 25 percent per year.

New Plan Benefits

   As of September 14, 2001, no options or restricted stock had been granted on the basis of the 2,500,000 share increase, which forms a part of this proposal.

Certain U.S. Federal Income Tax Consequences

   The following is a general summary of the U.S. federal income tax consequences of each type of grant, which may be awarded under the 1997 Plan. The U.S. federal income tax consequences of each type of grant are different for the participants and for our company. The following is intended as a summary of the effect of certain U.S. federal income tax consequences associated with the 1997 Plan and does not purport to be complete. This summary is based on current law, which is subject to change in the future, and current interpretations of the law, which may also change. It is recommended that participants consult their own tax advisors for counseling. The tax treatment under non-U.S., state or local law is not covered in this summary.

   Options granted under the 1997 Plan may be either ISOs, which satisfy the requirements of Section 422 of the Internal Revenue Code, or NQOs, which are not intended to meet such requirements. The U.S. federal income tax treatment for the two types of options differs as follows:

   Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For U.S. federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

   Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over
(ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

   If the optionee makes a disqualifying disposition of the purchased shares, then our company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, our company will not be entitled to any income tax deduction.

   Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQO. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

   Options granted under the 1997 Plan may be either ISOs, which satisfy the requirements of Section 422 of the Internal Revenue Code, or NQOs, which are not intended to meet such requirements. The U.S. federal income tax treatment for the two types of options differs as follows:

   Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For U.S. federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

   Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over
(ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

   If the optionee makes a disqualifying disposition of the purchased shares, then our company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, our company will not be entitled to any income tax deduction.

   Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQO. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

   If the shares acquired upon exercise of the NQO are unvested and subject to repurchase by our company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

   Our company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQO. The deduction will in general be allowed for our company's taxable year of in which such ordinary income is recognized by the optionee.

   Restricted Stock Grants. The tax principles applicable to restricted stock grants under the 1997 Plan will be substantially the same as those summarized above for the exercise of NQOs.

Deductibility of Executive Compensation

   Our company anticipates that any compensation deemed paid in connection with the disqualifying disposition of ISO shares or the exercise of NQO's granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code
Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our company's executive officers. Accordingly, all compensation deemed paid under the 1997 Plan will remain deductible by our company without limitation under Code Section 162(m).

Accounting Treatment

   Option grants with exercise prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to our company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such expense will be accruable by our company over the period that the option shares are to vest. Option grants at 100 percent of fair market value will not result in any direct charge to our company's earnings. However, the fair value of those options is required to be disclosed in the notes to our company's financial statements, and we must also disclose, in pro-forma information to our financial statements, the impact those options would have upon our reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our company's earnings per share on a diluted basis.

   On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44, which is an interpretation of Accounting Principles Board Opinion No. 25 governing the accounting principles applicable to equity incentive plans. Under the Interpretation, option grants made to consultants (excluding non-employee Board members) after December 15, 1998 will result in a direct charge to our reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the July 1, 2000 effective date of the Interpretation) and the vesting date of each installment of the option shares. In addition, any options which are repriced after December 15, 1998 will also trigger a direct charge to our earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the July 1, 2000 effective date of the Interpretation) and the date the option is exercised for those shares.

Stockholder Approval

   The affirmative vote of a majority of the outstanding shares of our common stock present or represented and entitled to vote at the annual meeting is required for approval of the amendment to the 1997 Plan increasing the number of shares of our common stock available for issuance under the plan to 7,500,000 shares. Should such stockholder approval not be obtained, then the 2,500,000 shares increase will not be implemented and no additional options will be granted on the basis of such share increase. The 1997 Plan will, however, continue to remain in effect, and grants may continue to be made pursuant to the provisions of the 1997 Plan in effect prior to the amendment summarized in this proposal, until all the available shares of our common stock available have been issued. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether or not the proposal has been approved.

                              Board Recommendation

   Our board believes that approval of the amendment to our 1997 Stock Option and Restricted Stock Plan increasing the number of shares of our common stock available for issuance under the plan to 7,500,000 shares is in the best interest of our company and our stockholders. Our board, therefore, recommends that you vote FOR such approval and it is intended that the proxies not marked to the contrary will be so voted.

                                 OTHER BUSINESS

   Our board knows of no business to be brought before the meeting other than the proposals outlined above. If any other proposals properly come before the meeting, it is intended that the shares represented by proxies shall be voted in accordance with the judgment of the person or persons exercising the authority conferred by the proxies.

                             STOCKHOLDER PROPOSALS

   Under the present rules of the Securities and Exchange Commission and our present Bylaws, the deadline for stockholders to submit proposals to be considered for inclusion in our proxy statement for the 2002 annual meeting of stockholders is expected to be 120 days prior to September 14, 2002. Such proposals may be considered for inclusion in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in our Bylaws, as amended.

                       BENEFICIAL OWNERSHIP OF SECURITIES

   As of September 14, 2001, DuPont beneficially owned 3,629,272 shares (approximately 20.3 percent) of our common stock. As a result, DuPont has influence over our direction and policies including any merger, consolidation or sale of all or substantially all of our assets and the election of members of our board. DuPont has indicated its intention to vote in favor of the proposals described above.

   The following table sets forth, as of the close of business on September 14, 2001, certain information regarding beneficial ownership of shares of our common stock by:

  . Each person who is known by us to be a beneficial owner of 5 percent or more of our common stock;
  . Each current director, including those directors who are nominees for director;
  . Each executive officer named in the summary compensation table included herein; and
  . All our current directors and executive officers as a group.

   Our common stock is the only class of voting securities outstanding. Unless otherwise indicated, each person or entity set forth in the table has sole investment and voting power with respect to all shares shown as beneficially owned. Shares are owned beneficially and of record, unless otherwise specified.

                                                     Shares Beneficially
                                                            Owned
                                                     ------------------------
Name and Address of Beneficial Owner(1)              Number(2)       Percent
---------------------------------------              ------------    --------
E. I. du Pont de Nemours and Company...............     3,629,272(3)     20.3
  1007 Market Street
  Wilmington, Delaware 19898

FMR Corp...........................................     2,124,590(6)     11.9
  82 Devonshire Street
  Boston, Massachusetts, 02109

Mellon Financial Corporation.......................     1,997,866(5)     11.2
  One Mellon Center
  Pittsburgh, Pennsylvania 15258

J&W Seligman & Co. Incorporated....................     1,647,215(7)      9.2
  100 Park Avenue
  New York, NY 10017

Peter S. Kirlin....................................        24,000           *
Preston M. Adcox...................................        71,478           *
John L. Doyle......................................        22,000           *
John W. Himes......................................     3,629,272(4)     20.3
John C. Hodgson....................................     3,629,772(4)     20.3
Gary W. Pankonien..................................            --           *
Susan Vladuchick Sam...............................         3,250           *
John C. Sargent....................................         4,050           *
Marshall C. Turner.................................        57,550           *
Paul S. Chipman....................................        34,236
Craig W. Kokjohn...................................        15,056           *
John M. Lynn.......................................        24,328           *
Kenneth A. Rygler..................................        25,008           *
Gerd Stoecker......................................        12,500           *
All executive officers and directors as a group (13
 persons)..........................................     3,923,228(4)     22.0

--------
 *  Less than 1 percent.

(1) The address for all officers and directors is 131 Old Settlers Boulevard, Round Rock, Texas 78664.

(2) Does not include shares purchasable more than 60 days after September 14, 2000 pursuant to options granted as of year end to directors and named executive officers under our stock plans, as follows:

                                                                         Option
     Executive Officer or Director                                       Shares
     -----------------------------                                       -------
     Peter S. Kirlin.................................................... 166,000
     Preston M. Adcox................................................... 102,107
     John L. Doyle......................................................  12,000
     Gary W. Pankonien..................................................  12,000
     John C. Sargent....................................................  11,250
     Susan Vladuchick Sam...............................................   8,750
     Marshall C. Turner.................................................   8,250
     Paul S. Chipman....................................................  63,500
     Craig W. Kokjohn...................................................  26,437
     John M. Lynn.......................................................  60,500
     Kenneth A. Rygler..................................................  39,650
     Gerd Stoecker......................................................  37,500

(3) All shares are held by DuPont's wholly owned subsidiary, DuPont Chemical and Energy Operations, Inc. as reported on Schedule 13F dated June 30, 2001 as filed with the Securities and Exchange Commission, or SEC.

(4) Includes the 3,629,272 shares beneficially owned by DuPont, which Directors. Himes and Hodgson share the right to vote.

(5) As reported on Schedule 13G dated September 7, 2001 as filed with the SEC.

(6) As reported on Schedule 13G dated July 10, 2001 as filed with the SEC.

(7) As reported on Schedule 13F dated June 30, 2001 as filed with the SEC.

              TRANSACTIONS AND RELATIONSHIP BETWEEN US AND DUPONT

   We have entered into a number of agreements with DuPont for the purpose of defining various past, present and prospective arrangements and transactions. These agreements were negotiated in the context of a parent-subsidiary relationship and, therefore, are not the result of negotiations between independent parties. It is our intention and the intention of DuPont that such agreements and the transactions provided for therein, taken as a whole, should accommodate the parties' interests in a manner that is fair to both parties, while continuing various mutually beneficial joint arrangements. However, because of the complexity of the various relationships between us and DuPont, we cannot assure you that all of these agreements, or the transactions provided for therein, were effected on terms at least as favorable to us as could have been obtained from unaffiliated third parties. We are only entitled to the ongoing assistance of DuPont for a limited time.

   We and DuPont may enter into additional or modified arrangements and transactions in the future. Any such future arrangements and transactions will be determined through negotiation between DuPont and us. We have adopted a policy that all future agreements between us and DuPont will be on terms that we believe are no less favorable to us than the terms we believe would be available from unaffiliated parties. In that regard, we intend to follow the procedures provided by the Delaware General Corporation Law, which includes a vote to affirm any such future agreements by a majority of our directors who are not employees of DuPont, even though such directors may be less than a quorum.

   The following is a summary of various past, present and prospective arrangements and transactions between DuPont and us:

Administrative Service Agreements

   We and DuPont have entered into several transitional administrative service agreements, pursuant to which DuPont will continue to provide various services to us, including tax consulting, information systems support and workers' compensation administration.

   Each service under the administrative service agreements is provided for a specified time period, ranging from one to two years. Since DuPont now owns less than a majority of our outstanding shares, either party may terminate these agreements subject to certain notice provisions. We are obligated to take all steps necessary to obtain our own administrative and support services prior to the termination of the administrative service agreements.

   We will be obligated to pay fees established in the administrative service agreements based upon the type and amount of services rendered. In addition, we will reimburse DuPont for any out-of-pocket expenses it incurs in connection with providing the services. We paid DuPont $2.1 million for services provided under the administrative service agreements in fiscal 2001. With the exception of the administrative service agreement entered into by the respective subsidiaries of DuPont and our company in Korea, in the absence of gross negligence or willful or reckless misconduct, DuPont's liability for damages to us for any breach of DuPont's obligations under the administrative service agreements is limited to payments made to DuPont thereunder. With respect to the administrative service agreement covering our operations in Korea, DuPont's subsidiary is not required to provide any guarantee or warranty of any nature and cannot be held liable for any claims, damages or liabilities of any kind resulting from the furnishing of the services thereunder.

Research, Development and Consulting Agreements

   We have entered into a research, development and consulting agreement with DuPont whereby DuPont will provide to us supplemental technical assistance and consulting with respect to analytical support and consulting on an as-needed basis and research projects addressing our specific needs. In exchange for the analytical support, we will pay DuPont $100,000 per calendar year. In the event the costs of these services are estimated to exceed $100,000, we can either agree to pay additional projected costs or elect not to have DuPont provide these additional services. Compensation for research project support will be determined at the time each specific project relating thereto is undertaken. The initial term of the research, development and consulting agreement expired on January 1, 2001.

   On May 1, 2000, we entered into a third research agreement with DuPont, subject to the terms and conditions of the research, development and consulting agreement described above. In the new agreement, DuPont has agreed to undertake a research project involving research and materials development in the area of advanced photomask technology. DuPont granted us a royalty-bearing, exclusive license to the technology developed under the research agreement for 157 nanometer pellicles. We will provide DuPont with a right of first refusal to supply us with materials produced using the technology, and we will pay DuPont a royalty on the sale of 157 nanometer pellicles manufactured using those materials. In consideration for DuPont's prior work in the field of pellicles, we paid DuPont $250,000 at the commencement of the research agreement , and we will pay DuPont a total of approximately $2.5 million for the services provided by DuPont, payable in equal quarterly installments over the term of the research agreement. In addition, we will pay quarterly approximately $138,000 to DuPont for equipment leasing and approximately $175,000 for materials synthesis. On April 24, 2001 we amended the agreement to increase support for the project and our payment obligation increased $1.1 million to be paid over the remaining period of the agreement which terminates on December 31, 2001.

Tax Indemnification Agreement

   We have entered into a tax indemnification agreement with DuPont pursuant to which we will pay DuPont, or DuPont will pay us, as appropriate, amounts in respect of taxes shown as due attributable to our operations for the period ending on the date on which we cease to be a member of the DuPont consolidated group. DuPont will indemnify us and our subsidiaries from liability for certain matters, net of corresponding tax benefits, including any federal, state or local taxes attributable to any affiliated or combined group of which we were a member at any time prior to June 13, 1996 and any federal, state or local income or other tax for any period up to and including June 13, 1996. We will indemnify DuPont and its subsidiaries from liability for certain matters, including any federal, state or local income or other taxes attributable to our operations following June 13, 1996. In connection with the sale of our 31 percent equity interest in DuPont Korea, Ltd. to DuPont, to the extent there is a loss, any tax benefit attributable to such loss will be for DuPont's benefit at such time as DuPont beneficially owns 50 percent or less of our outstanding common stock and we have received the benefit from the Internal Revenue Service.

   The tax indemnification agreement will require payments of claims to be made within 30 days of the date a written demand for the claim is delivered. Interest accrues on payments that are not made within 10 days of the final due date at the rate applicable to the underpayments of the applicable tax. Any disputes concerning the calculation or basis of determination of any payment provided under the tax indemnification agreement will be resolved by a law firm or an accounting firm selected jointly by the parties.

Environmental Indemnification Agreement

   We have entered into an environmental indemnification agreement with DuPont pursuant to which DuPont will generally indemnify us against substantially all liabilities relating to any environmental contamination present on our manufacturing sites and those of our subsidiaries as of June 13, 1996 or present on any other site as a result of our manufacturing operations and those of our subsidiaries prior to June 13, 1996.

   In the event that the parties cannot determine with reasonable certainty, following good faith negotiations, whether the contamination was caused by activities occurring before or after June 13, 1996, the environmental indemnification agreement provides for a mechanism whereby the liability associated with any such claim is allocated according to the following: DuPont bears 100 percent of the liability associated with claims filed by us with regard to such contamination prior to June 13, 1996; DuPont's liability for claims filed following June 13, 1996 declines at the rate of 20 percent per year; and DuPont has no liability for such claims filed after June 13, 2001.

   The environmental indemnification agreement includes procedures for notice and payment of indemnification claims and generally provides that the party bearing the majority of the liability will assume the defense of such claim and will control any negotiation or remediation activities.

Credit Agreement

   At June 30, 2000, we had a credit agreement with DuPont, which was comprised of two separate facilities for $100.0 million each. The first facility expires in September 2001 and any advances bear an interest rate at LIBOR plus 0.25 percent per annum. In July 2000, the outstanding balance was repaid and this credit facility was amended to increase the interest charged on outstanding amounts from LIBOR plus 0.25 percent per annum to LIBOR plus 1.875 percent per annum and to terminate our ability to convert outstanding amounts into term loans. The second facility initially had a term of three years and outstanding amounts bore interest at 0.25 percent per annum for the first two years and LIBOR plus 0.25 percent per annum for the third year. In July 2000, we repaid all outstanding amounts and terminated this second facility.

Corporate Tradename and Trademark Agreement

   We have entered into a corporate tradename and trademark agreement with DuPont whereby DuPont licenses to us the following:

  .  Use of the tradename "DuPont" as part of our corporate name;

  . Use of the tradename "DuPont" as part of the name of our affiliated companies; and

  .  Use of the trademark DuPont in Oval as part of our corporate logo.

   DuPont may terminate the corporate tradename and trademark agreement upon two years' prior written notice in the event that DuPont and/or its affiliates cease to hold 20 percent of our total outstanding common stock and upon 90 days' written notice in the event that:

  . DuPont ceases to be the largest holder of our common stock and the new largest shareholder is, in DuPont's reasonable judgement, someone other than a passive shareholder;

  . We purport to assign or otherwise transfer the corporate tradename and trademark agreement without DuPont's written consent; or

  . We use the tradename "DuPont" other than under the terms of the corporate tradename and trademark agreement.

   In addition, DuPont may terminate the corporate tradename and trademark agreement upon 90 days' written notice for any reason after January 1, 2008. In the corporate tradename and trademark agreement, we grant DuPont the right to inspect and test products manufactured by or for us and intended to be sold bearing the DuPont in Oval logo to determine uniform quality and compliance with quality standards of DuPont and agree to hold DuPont harmless from any and all liabilities arising from the manufacture, sale, transportation, storage or use of products manufactured by or for us bearing the DuPont in Oval logo. Upon termination of the corporate tradename and trademark agreement, we will be obligated to:

  .  Change our name so that the tradename "DuPont" is omitted;

  . Cease to use the tradename "DuPont" or any similar tradename as part of our corporate name or in any other manner whatsoever; and

  .  Cease to use the DuPont in Oval logo.

Registration Rights Agreement

   Under a registration rights agreement between DuPont and us, DuPont and its assignees are entitled to various rights with respect to the registration of shares they hold under the Securities Act of 1933. Subject to limitations, including a minimum registration of over 1,000,000 shares, DuPont and its assignees have the right to require us to register the sale of all or part of the shares they hold under the Securities Act of 1933. DuPont and its assignees are entitled to request up to an aggregate of three demand registrations. DuPont and its assignees are also entitled to include the shares of common stock they hold in a registered offering of securities by us for their own account, subject to conditions and restrictions. In addition, the registration rights agreement contains certain indemnification provisions by us for the benefit of DuPont and its assignees as well as any potential underwriter and by DuPont and its assignees for the benefit of us and related persons. DuPont and its assignees may transfer its registration rights under the registration rights agreement without our prior approval.

Teflon AF Agreement

   In June 2000, DuPont entered into an agreement with us to supply us with all of our requirements for Teflon AF fluoropolymer resins for use in making pellicles. The agreement has an initial term of three years, and is automatically renewed for an additional year on each anniversary date of the agreement unless we or DuPont decline to renew, in which case the agreement will terminate upon the expiration of the remaining term. The agreement also provides us with a license to use the patent underlying Teflon AF if DuPont ceases to make Teflon AF, terminates the agreement or sells its Teflon AF business.

                         REPORT OF THE AUDIT COMMITTEE

   For many years, the Company has had an Audit Committee composed entirely of non-management directors. The members of the Audit Committee meet the independence and experience requirements of NASDAQ. In fiscal year 2001, the Committee met four times. Our Audit Committee has long followed the substance of the procedures recommended in the report of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees, sponsored by the major securities markets, issued in February 1999, and our Committee has long been advised by legal counsel, in its role of overseeing financial reporting and internal control matters. Thus, when last year the SEC and the NASDAQ adopted new audit committee requirements, no significant changes in the practices of our Audit Committee were required. The Committee has adopted, in June 2000, and our Board of Directors re-approved, a charter outlining the practices it follows; a copy of the charter is attached as Appendix B to this proxy statement.

   During fiscal 2001, at each of its meetings, the Committee met with the senior members of the Company's financial management team, the Company's general counsel and our independent auditors. The Committee's chairman establishes the Committee's agenda. The Committee had private sessions, at each of its meetings, with the Company's independent auditors, at which candid discussions of financial management, accounting and internal control issues took place.

   The Committee recommended to the Board of Directors the engagement of PricewaterhouseCoopers, LLP as our independent auditors and reviewed with the Company's financial managers, the independent auditors, overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company's internal controls and the quality of the Company's financial reporting.

   Management has reviewed the audited financial statements in the Annual Report with the Audit Committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with Generally Accepted Accounting Principles, or GAAP, and have expressed to both management and auditors their general preference for conservative policies when a range of accounting options is available.

   In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

   Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

   Based on the auditors' experience, and their knowledge of our Company, does our Company's financial statements fairly present to investors, with clarity and completeness, our Company's financial position and performance for the reporting period in accordance with GAAP, and Securities Exchange Commission, or SEC, disclosure requirements?

   Based on the auditors' experience, and their knowledge of our Company, has our Company implemented internal controls and internal audit procedures that are appropriate for the Company?

   The Committee believes that, by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

   The Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (communications with audit committees). The Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during fiscal 2001 was compatible with the auditors' independence.

   In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee does not complete its reviews prior to the Company's public announcements of financial results and, necessarily, in its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to GAAP.

   In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2001, for filing with the SEC.

Respectfully submitted by The Audit Committee,
John L. Doyle Chairperson
John C. Sargent
Marshall C. Turner

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Under Section 16(a) of the Securities Exchange Act of 1934, directors, certain officers and beneficial owners of 10 percent or more of our common stock are required from time to time to file with the Securities and Exchange Commission reports on Forms 3, 4 or 5, relating principally to holdings of and transactions in our securities by such persons. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during fiscal 2001 and thereafter, Forms 5 and amendments thereto furnished to us with respect to fiscal year 2001, and any written representations received by us from a director, officer or beneficial owner of more than 10 percent of our common stock that no Form 5 is required, we believe that all reporting persons filed on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934 during fiscal 2001.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee currently consists of Susan Vladuchick Sam, who serves as the chairperson of the Committee and John C. Sargent. Neither of these individuals was an officer or employee of the Company at any time during fiscal year 2001 or at any other time. None of our current executive officers has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board or the Compensation Committee.

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee is responsible for reviewing and approving our organization structure, reviewing performance of our officers, establishing overall employee compensation policies and recommending to our board major compensation programs. The Compensation Committee also reviews and approves compensation for our directors and corporate officers, including salary, bonus awards and stock option and restricted stock grants, and administers our stock plans and bonus plan.

   The Compensation Committee has designed a compensation program intended to attract and motivate our employees. The Compensation Committee believes that compensation should be tied to our long-term performance and benefit to our stockholders. As such, a significant portion of our management's compensation is tied to the performance of our long-term total stockholder return. The Compensation Committee periodically reviews our compensation programs in comparison with similarly situated companies and amends our programs accordingly to assure that our compensation programs are competitive within the industry and carry out our objectives.

Base Salaries

   Base salaries for our employees are targeted to be competitive with similarly situated companies. Base salaries are determined by evaluating levels of responsibility, prior experience and breadth of knowledge, as well as internal equity issues and external pay practices. Increases to base salaries are driven primarily by individual employee performance.

   At September 1, 2001, the annualized base salaries for Messrs. Kirlin, Adcox, Kokjohn, Lynn and Stoecker were $350,016, $320,016, $201,654, $194,568 and $225,000, respectively. During the quarter ended September 30, 2001, the above named officers took a one week furlough with a commensurate reduction in salary as a cost cutting measure. At September 30, 2001, salary increases were deferred by the board due to our current business environment. If the business environment improves the base salaries for Messrs. Kirlin, Adcox, Kokjohn, Lynn and Stoecker would be adjusted to $364,017, $332,817, $209,720, $202,351 and
$229,500, respectively.

Employment Agreements

   We have not entered into any new employment agreements in fiscal year 2001.

   We entered into employment agreements in fiscal 2000 with Messrs. Kirlin and Stoecker providing base annual salaries for each in the amount of $350,000 and $225,000, respectively, and each for a three year term. Under the terms of each of these agreements, including options as described under the section of this proxy statement entitled Executive Compensation and Other Information and other benefits more fully described in the agreements, Messrs. Kirlin and Stoecker are entitled to receive severance benefits if their employment is terminated, either actually or constructively (as defined in the agreements) within 12 months after a change-in-control of the company (as defined in the agreements). With regard to Mr. Kirlin, these benefits include a lump-sum severance payment equal to 12 months' salary and the immediate accelerated vesting of any of the outstanding 190,000 options originally granted to Mr. Kirlin upon commencement of employment as follows: (a) 25% acceleration if the termination occurs within one year from the hire date, (b) 50% acceleration if the termination occurs within two years from the hire date, and (c) 100% acceleration if the termination occurs within three years from the hire date. With regard to Mr. Stoecker, these benefits include a lump-sum severance payment equal to nine months' salary and the immediate vesting of any of Mr. Stoecker's outstanding stock options. Messrs. Kirlin and Stoecker will also receive, among other benefits, the lump-sum severance payments outlined above in the event either is terminated without cause or for good reason (as each such term is defined in the agreements), except that in the event of a termination for good reason, Mr. Stoecker will only be eligible for this payment if such termination occurs within 12 months from the hire date.

   We entered into an employment agreement in fiscal 2000 with Mr. Adcox providing for a fiscal year 2001 salary of $320,000, a grant of options as described under the section of this proxy statement entitled Executive

Compensation and Other Information, and other benefits more fully described in the agreement. Mr. Adcox's employment agreement also provides Mr. Adcox the ability to move into a part-time position with the company for two years after he leaves full time employment with the Company.

Bonus Plan

   We maintain an annual incentive or bonus plan for our employees. Employees are selected by the Compensation Committee to participate in the bonus plan based upon the recommendation of our Chief Executive Officer. The bonus plan provides for target bonus grants to be established based on the position of the employee and to be computed as a percentage of the employee's base salary. The bonus plan provides that a performance goal based primarily on our earnings will be set by our board, and the amount of bonus will be calculated based on the employee's target bonus grant, our performance compared with the performance goal and individual contributions by the employee.

   The Compensation Committee authorized, at the recommendation of our Chief Executive Officer, bonuses to be awarded to selected employees, including executive officers, aggregating $3.9 million for 2001.

Compliance with Internal Revenue Code Section 162(m)

   Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to employees. The limitation applies only to compensation that is not considered to be performance-based compensation. Compensation that qualifies as performance-based compensation will not have to be taken into account for purposes of this limitation. The 1997 Stock Option and Restricted Stock Plan contains provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation. The non-performance based compensation to be paid to our executive officers for fiscal 2001 did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to individual executive officers for fiscal 2002 will exceed that limit. Because it is very unlikely that the compensation payable to any of our employees in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided not to take any other action to limit or restructure the elements of cash compensation. The Compensation Committee will reconsider this decision should the individual compensation of any employee ever approach the $1 million level.

Compensation of Chief Executive Officer

   In setting compensation payable to the Chairman of our Board and Chief Executive Officer, the Compensation Committee has taken into consideration Mr. Kirlin's education, prior accomplishments and strategic leadership in our industry and has sought to be competitive with companies of similar size and characteristics within the industry. Given that consideration, Mr. Kirlin's base salary is tied to both company and personal performance. In May 2000, we entered into a three-year employment agreement with Mr. Kirlin providing for an annual salary of at least $350,000 and a cash bonus. Mr. Kirlin's target bonus opportunity is 75 percent of his base salary, but his actual bonus could range from 0 percent to 150 percent of his base salary, depending on Mr. Kirlin's performance and the overall size of our bonus pool. In May of 2000 we also granted Mr. Kirlin 190,000 options, all of which are time vesting with varying schedules, with a maximum vesting schedule of six years. However, 40,000 of those options will accelerate and vest immediately should the price of our common stock trade at a price per share equal to three times the exercise price for 30 days consecutively within the first five years of the date of grant, or if the Company is sold for a per-share price exceeding that amount. Mr. Kirlin's employment agreement also contains severance payment provisions.

   Respectfully submitted by the Compensation Committee, Susan Vladuchick Sam, Chairperson
   John C. Sargent

                            STOCK PERFORMANCE GRAPH

   The graph set forth below compares the cumulative total return as of the end of the company's most recent fiscal year on $100 invested in our common stock, the NASDAQ Composite Index, Philadelphia Semiconductor Index, and an industry peer group on June 14, 1996, the first trading date, assuming the reinvestment of all dividends. The industry peer group used includes the following issuers:
Align-Rite International, Inc. (Nasdaq--MASK); Electroglas, Inc. (Nasdaq--
EGLS); Etec Systems (Nasdaq--ETEC); KLA-Tencor Corporation (Nasdaq--KLAC); Novellus Systems, Inc. (Nasdaq--NVLS); Photronics, Inc. (Nasdaq--PLAB) and Ultratech Stepper, Inc. (Nasdaq--UTEK). The stock performance set forth below is not necessarily indicative of future price performance.

                     [STOCK PERFORMANCE GRAPH APPEARS HERE]

                         6/14/96 6/30/96 6/30/97 6/30/98 6/30/99 6/30/00 6/30/01
                         ------- ------- ------- ------- ------- ------- -------
DPMI.................... $100.00 $120.59 $317.65 $202.94 $281.62 $402.94 $283.82
Nasdaq Composite........ $100.00 $ 97.68 $118.87 $156.18 $221.41 $326.92 $178.16
Industry Peer Group..... $100.00 $ 88.73 $155.91 $122.17 $167.45 $326.70 $295.18
Philadelphia
 Semiconductor Index.... $100.00 $ 91.32 $159.81 $128.54 $253.21 $596.14 $326.20

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                           Summary Compensation Table

   The following table sets forth, for the years ended June 30, the compensation paid to our named officers, a group consisting of our chief executive officer and our four other most highly compensated executive officers.

                                                    Long-term
                         Annual Compensation   Compensation Awards
                        ---------------------- -------------------
                                                   Securities
Name and Principal                                 Underlying         All Other
Position                Year  Salary   Bonus       Options(#)      Compensation(4)
------------------      ---- -------- -------- ------------------- ---------------
Peter S. Kirlin (1).... 2001 $350,012 $225,635            --           $57,512(2)
 Chairman and Chief
  Executive Officer     2000   72,916       --       190,000(6)             --

Preston M. Adcox....... 2001  312,736  188,000            --             6,814
 President and Chief
  Operating Officer     2000  275,967  195,000       122,600(7)          7,319
                        1999  246,100  116,000        35,100             8,754

Craig W. Kokjohn....... 2001  188,850   68,000        15,000            14,709
 Executive Vice
  President-Worldwide   2000  158,135   75,500        11,350             7,212
 Sales                  1999  135,720   40,000        13,500(5)          5,641

John M. Lynn........... 2001  192,166   59,000        15,000            12,163
 Executive Vice
  President-General     2000  178,313   83,000        43,100             7,097
 Counsel and Secretary  1999  150,739   64,000        34,000(5)          5,259

Gerd Stoecker (3)...... 2001  225,000   67,641            --            42,111(2)
 Executive Vice
  President and Chief   2000   18,750       --        50,000                --
 Financial Officer

--------
(1) Mr. Kirlin joined us as our Chief Executive Officer and Chairman of our Board in May 2000. Mr. Kirlin's salary for fiscal 2000 represents compensation paid to him in 2000.

(2) For Mr. Kirlin and Mr. Stoecker, in fiscal 2001 this amount includes perquisites and personal benefits in excess of reporting thresholds, including $34,706 and $32,072, respectively, for moving expense reimbursements.

(3) Mr. Stoecker joined us as Executive Vice President and Chief Financial Officer in June 2000. Mr. Stoecker's salary for fiscal 2000 represents compensation paid to him in 2000.

(4) In addition to benefits paid to Messrs. Kirlin and Stoecker as described in note (2), these amounts represents matching contributions made under 401(k) retirement plan and quarterly profit sharing payments, except for amounts discussed in (2) above.

(5) Includes re-priced options of 6,000 and 16,000 for Messrs. Kokjohn and Lynn respectively that were re-granted in connection with our re-pricing program effected in September 1998.

(6) Options granted to Mr. Kirlin become exercisable under three different tranches. 8,540 of these options are ISO's and 181,460 are NQO's. A 100,000 tranche of options become exercisable ratably over five years on each anniversary date of grant. A 40,000 tranche of options become exercisable after six years and is accelerated if the price of the Common Stock trades at a price per share of Common Stock equal to three times the exercise price for thirty (30) days consecutively, within the first five (5) years of the date of grant or if the Company is sold for a per-share price exceeding that amount. A 50,000 tranche becomes exercisable ratably over four years on each anniversary date in the following sequence 8 percent, 14 percent, 31 percent and 47 percent respectively.

(7) Options granted to Mr. Adcox in fiscal 2000 become exercisable on May 1, 2001, 2002 and 2003 at the rate of 33.3 percent per year.

                       Option Grants in Last Fiscal Year

   The following table sets forth information regarding options to purchase shares of our common stock granted to our named officers in fiscal 2001. We have not granted any stock appreciation rights.

                                                                            Potential
                                                                        Realizable Value
                                                                        at Assumed Annual
                                                                         Rates of Stock
                                                                              Price
                                    % of Total                          Appreciation for
                         Options  Options Granted  Exercise                Option term
                         Granted        to           Price   Expiration -----------------
Name                     (#)(1)* Company Employees ($/Share)    Date      5%       10%
----                     ------- ----------------- --------- ---------- ------- ---------
Peter S. Kirlin.........    --          --             --          --       --        --
Preston M. Adcox........    --          --             --          --       --        --
Craig W. Kokjohn........ 15,000         2.1%        $60.62   7/31/2010  588,326 1,552,213
John M. Lynn............ 15,000         2.1%        $60.62   7/31/2010  588,326 1,552,213
Gerd Stoecker...........    --          --             --          --       --        --

--------
 * Options granted can be exercised through cash, cashless and stock swap methods.

(1) Options granted to Messrs. Kokjohn and Lynn become exercisable over a four-year period at the rate of 25% per year.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

   The following table sets forth information regarding the exercisable and unexercisable options to acquire our common stock granted to our named officers.

                                                                                      Value of In-The-Money
                                                      Number of Unexercised            Unexercised Options
                           Shares                      Options at Year-End               at Year-End(1)
                         Acquired on    Value    ------------------------------- -------------------------------
Name                     Exercise(#) Realized($) Exercisable(#) Unexercisable(#) Exercisable($) Unexercisable($)
----                     ----------- ----------- -------------- ---------------- -------------- ----------------
Peter S. Kirlin.........      --            --       24,000         166,000              --              --
Preston M. Adcox........   73,278    $4,293,312      76,282         111,319         $172,927        $182,015
Craig W. Kokjohn........   12,017       712,007       9,663          30,187          169,284         170,353
John M. Lynn............   11,398       559,252      16,452          64,250          142,093         431,128
Gerd Stoecker...........      --            --       12,500          37,500              --              --

--------
(1) The closing price per share of our common stock on June 29, 2001 was $48.25.

                             DIRECTOR COMPENSATION

   Directors who are one of our officers receive no additional compensation for serving on our board. All other directors who are not employed by DuPont receive an annual fee of $20,000 plus stock options as described below.

Second Amended and Restated Non-Employee Directors' Stock Option Plan

   The purpose of the Second Amended and Restated Non-Employee Directors' Stock Option Plan is to allow us to recruit and retain qualified outside directors to serve on our board. Under this plan, each director who was not an employee, and who is not precluded by his or her employer from receiving such grant, receives a one-time grant of options to purchase 12,000 shares of our common stock upon first joining our board. Thereafter, each non-employee director receives, during his or her tenure as a director, an annual grant of options covering 5,000 shares as of the first day of the month following our annual meeting of stockholders. Directors who are first elected to our board within the 60-day period immediately preceding our annual meeting of stockholders and who at the time of their election received the one-time grant of options to purchase 12,000 shares described above, will not, under the terms of this plan, receive an additional grant of 5,000 shares as of the first of the month following such annual meeting. Upon exercise of an option, payments of the purchase price for the stock subject to the exercise will be made in cash. Under the terms of this plan, no more than 25 percent of the total number of shares of stock granted under an option may become exercisable in any given year following the grant. Options granted to a Director shall automatically be forfeited if such Director shall cease to be a Director for reasons other than Retirement or death. In the event the Director shall cease to be a Director by reason of Retirement or death the total number of shares of common stock shall become exercisable provided such option shall have been granted at least six months prior to the Retirement or death. Currently, 250,000 shares have been reserved for issuance under this plan. Under this plan, prior to its amendment, Directors Doyle, Pankonien, and Turner were granted options to purchase 3,000 shares of our common stock, at $35.56 per share, on November 1, 1996 and 3,000 shares of our common stock, at $44.81 per share, on November 1, 1997. Further, Directors Doyle, Pankonien, Sargent and Turner were granted options to purchase 5,000 shares of our common stock, at $32.81 per share, on November 2, 1998. Options granted under this plan were not subject to our September 21, 1998 option re-pricing. Further, Directors Doyle, Pankonien, Sargent and Sam were granted options to purchase 5,000 shares of our common stock, at $48.00 per share, on November 1, 1999. Further, Directors Doyle, Pankonien, Sargent, Turner and Sam were granted options to purchase 5,000 shares of our common stock, at $54.40 per share, on November 1, 2000.

  NO INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS OF THIS PROXY STATEMENT

   Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by us under those statutes, neither the preceding the audit committee report, nor the compensation committee report nor the subsequent Stock Performance Graph are to be incorporated by reference into any such prior filings, nor shall such graph or reports be incorporated by reference into any future filings made by us under those statutes.

                                                                      Appendix A

                             DUPONT PHOTOMASKS, INC
                                    AMENDED
                  1997 STOCK OPTION AND RESTRICTED STOCK PLAN

1. Purpose

   The purpose of the DUPONT PHOTOMASKS, INC, 1997 Stock Option and Restricted Stock Plan (the "Plan") is to advance the interests of DuPont Photomasks, Inc. (the "Company") and its Subsidiaries (as defined below) by providing incentive awards and stock ownership opportunities to certain key employees (including officers), consultants, directors and other individuals who contribute significantly to the performance of the Company and its Subsidiaries. In addition, the Plan is intended to enhance the ability of the Company and its Subsidiaries to attract and retain individuals of superior managerial ability and to motivate such key employees to exert their best efforts towards future progress and profitability of the Company and its Subsidiaries. Accordingly, the Company may make awards ("Awards") to key employees, consultants and other individuals in the form of (I) options ("Options") to purchase shares of the Company's common stock, par value $.01 per share ("Common Stock"), and (ii) shares of Common Stock which are restricted as provided in Section 7 ("Restricted Stock"). Options may be either incentive stock options ("ISOs") which are qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options ("Nonqualified Options").

   For purposes of the Plan, a "Subsidiary" shall be any corporation in which the Company has a direct or indirect ownership interest of 50 percent or more of the total combined voting power of all classes of stock in such corporation.

2. Approval of Awards

   Each Award may be approved in any of the following ways:

   A. Board/Committee Approval. The entire Board or the Committee (as defined below) may vote in advance to approve such Award.

   B. Shareholder Approval/Ratification. In compliance with Section 4 of the Securities Exchange Act of 1934 ("1934 Act"), a majority of the shareholders of the Company duly entitled to vote on such matters at meetings held in accordance with the laws of the State of Delaware may, either in advance of the Award or no later than the next annual meeting of shareholders, affirmatively vote to approve such Award.

3. Administration and Interpretation

   A. Administration. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of DuPont Photomasks, Inc. The Committee may prescribe, amend and rescind rules and regulations for administration of the Plan and shall have full power and authority to construe and interpret the Plan. The Committee may correct any defect or any omission or reconcile any inconsistency in the Plan or, subject to the requirements of Section 2 herein, in any grant made under the Plan in the manner and to the extent it shall deem desirable.

   Committee members shall be appointed by and shall serve at the pleasure of the Board. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee.

   A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at a meeting, or the acts of a majority of the members evidenced in writing, shall be the acts of the Committee. Members of the Committee may, in the discretion of the Board, receive compensation for their services as members, and all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company.

   The day-to-day administration of the Plan may be carried out by such officers and employees of the Company or its Subsidiaries as shall be designated from time to time by the Committee. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons.

   The Committee, the Board, or the shareholders, as the case may be, shall have concurrent authority to make all decisions concerning specific Awards granted under the Plan, including without limitation the selection of the persons to whom Awards are granted, the number of shares of Common Stock subject to each Award and the terms and conditions of each Award. The Committee shall construe the terms and provisions of the Plan and the Agreements and adopt, from time to time, such rules and regulations, not inconsistent with the terms of the Plan, as it may deem advisable to carry out the Plan. All decisions by the Committee shall be final. The effective date of an Award is referred to herein as the "Grant Date."

   In the Committee's discretion, the Chief Executive Officer of the Company may be delegated the authority to grant Awards to key employees of the Company who are neither directors nor executive officers (as such term is defined under the 1934 Act) of the Company.

   In the event one or more members of the Committee do not qualify as outside directors, the Committee may, in the exercise of its discretion, appoint a subcommittee comprised solely of two (2) or more outside directors ("Outside Directors Committee") in compliance with Section 162)(m)(4)(C) of the which shall have the exclusive authority to approve grants under the Plan to the chief executive officer and to other executive officers whose compensation may otherwise exceed the deduction limit of Section 162(m) of the Code ("Executive Officers"). Grants approved by the Outside Directors Committee shall be subject to ratification by the Committee as a whole if the appointment by the Committee so provides. Grants to Executive Officers shall be contingent on shareholder approval of the material terms of the Plan to the extent required under
Section 162(m) of the Code.

   B. Interpretation. The interpretation and construction by the Committee of any provisions of the Plan or of any grant under the Plan shall be final and conclusive for all purposes.

   C. Limitation on Liability. Neither the Committee nor any member thereof shall be liable for any act, omission interpretation, construction or determination made in connection with the Plan in good faith and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law and the articles of incorporation of the Company. The members of the Committee, if appointed, shall be named as insureds under any directors and officers liability insurance coverage that may be in effect from time to time.

4. Shares Subject to Grants Under the Plan

   The aggregate number of shares which may be issued under Awards granted under the Plan shall not exceed 7,500,000 shares of Common Stock; provided however, that the number of shares with respect to which Awards may be granted to any single Executive Officer of the Company during any fiscal year shall not exceed 2,000,000 shares of Common Stock. Such shares may consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. Until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan and the outstanding Awards. The aggregate number of shares of Common Stock which are available for Awards under the Plan shall be decreased by each exercise of an Option, and by each grant of Restricted Stock. To the extent that such Award lapses the shares theretofore subject to such Award may again be granted under the Plan. If any Award, in whole or in part, expires or terminates unexercised or is canceled or forfeited, the shares covered by such Award may be subject to another Award granted under the Plan. Nevertheless, an Award that is canceled, lapses, expires or is forfeited will continue to be counted against the individual limit on Awards granted to a single Executive Officer in any fiscal year. The aggregate number of shares which may be issued under awards granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

5. Eligibility

   The individuals who shall be eligible to receive Awards under the Plan shall be such key employees, directors, independent consultants and other individuals as the Committee from time to time shall determine. However, only employees of the Company and Subsidiaries shall be eligible to receive grants of ISOs. In granting Awards, the Board, the Committee or the shareholders shall take into consideration the contribution an individual has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Board, the Committee or the shareholders shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its Subsidiaries with regard to these matters. In no event shall any individual or his legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan except to such extent, if any, as the Committee shall determine.

   Awards may be granted under the Plan from time to time in substitution for stock options, restricted stock or other stock-based compensation awards granted by other corporations where, as a result of a merger or consolidation of such other corporation, or the acquisition by the Company or a Subsidiary of stock or other beneficial ownership interest in such other corporation, the individuals who held such awards become eligible to receive Awards under the Plan.

6. Grants and Terms of Options

   A. Grants of Options. Grants of Options under the Plan shall be for such number of shares of Common Stock and shall be subject to such terms and conditions as the Board, the Committee or the shareholders shall designate. Options may be granted by the Board, the Committee or the shareholders to any eligible individual at any time and from time to time.

   B. Terms of Options. Each grant of an Option shall be evidenced by an Agreement executed by an authorized officer of the Company. Each Agreement shall be in a form approved by the Committee, shall comply with and be subject to the terms and conditions of the Plan and may contain such other provisions, consistent with the terms and conditions of the Plan and the specific Awards, as the Committee shall deem advisable. References herein to an Agreement shall include, to the extent applicable, any amendment to the Agreement and any interpretation or construction thereof by the Committee pursuant to this Plan.

     (1) Exercise of Options. Options shall not be exercisable prior to the date six (6) months following the Grant Date. In the discretion of the Committee, each Agreement may state that the Option granted therein may not be exercised in whole or in part for a period or periods of time specified in such Agreement and may further limit the exercisability of the Option in such a manner as the Committee deems appropriate, consistent with the terms of the specific Award. In addition, the Committee may, by a resolution duly adopted, suspend the exercisability of all outstanding Options at any time and from time to time upon a determination, in its discretion that such suspension is in the best interests of the Company and its shareholders; provided, that the resolution effecting any such suspension shall also make provision for the exercise of all outstanding Options for a reasonable period of time following such suspension (but in no event less than 30 days). Except as provided herein or as so specified in the Agreement or in a resolution of the Committee, any Option may be exercised in whole at any time or in part from time to time during its term. The Committee may, in its discretion, consistent with the terms of the specific Award, at any time and from time to time accelerate the exercisability of all or part of any Option. A recipient of the Option ("Optionee") may exercise an Option by providing written notice to the Company at any time or from time to time during the period such Option is exercisable and by satisfying such other conditions as set forth in the Agreement relating to the Option, including without limitation satisfying the requirements for tax withholding with respect to such exercise.

     (2) Payment of Option exercise Price. Upon exercise of an Option, the full price per share (the "Exercise Price") for the shares with respect to which the Option is being exercised shall be payable to the Company (I) in cash or by check payable and acceptable to the Company, (ii) by tendering to the Company shares of Common Stock owned by the Optionee for at least six months, having an aggregate Market Value Per Share (as defined below) as of the date of exercise and tender that is not greater than the Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided above, or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price, provided that the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity as the Committee may prescribe as a condition of such payment procedure. In lieu of (ii) above, upon confirming that the Optionee owns the number of additional shares being tendered, a new certificate may be issued for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the Optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise. Payment instruments will be received subject to collection.

     (3) Number of Shares. Each Agreement shall state the total number of shares of Common Stock that are subject to the Option, which number shall be subject to adjustment pursuant to Section 8.

     (4) Exercise Price. The Exercise Price for each Option shall be fixed on, or in case of ratification by the shareholders as of, the Grant Date. The Exercise Price may be greater or, other than with respect to an ISO, less than the Market Value Per Share on the Grant Date, but in no event less than the par value of the Common Stock; provided that, as to Options awarded to Executive Officers, the Exercise Price shall be not less than the Market Value Per Share on the Grant Date. The Exercise Price shall be subject to adjustment pursuant to Section 8. Nothing contained herein shall prohibit the Board of Directors or the Committee, in the sound exercise of business judgment, from canceling outstanding Options and reissuing new Options at a lower exercise price, in the event that the fair market value per share of Common Stock at any time prior to the date of exercise falls below the exercise price of Options granted pursuant to the Plan; provided, however, that such actions shall only be permitted when approved by a majority of the disinterested directors on the Board or the Committee as the case may be.

     (5) Term. The term of each Option shall be determined at the Grant Date; provided, however, that each Option shall expire no later than ten years from the Grant Date and in the event no determination is made to the contrary, shall expire ten years from the Grant Date (such date, as determined by the Committee or provided for herein, being referred to hereafter as the "Expiration Time").

     (6) Market Value Per Share. "Market Value Per Share" shall be determined as of any particular date by any fair and reasonable means determined by the Board, the Committee or the shareholders, as the case may be.

     (7) Termination of Employment.

   (a) ISOs. In the event that an Optionee's employment with the Company shall terminate for reasons other than (i) permanent disability within the meaning of Code Section 22(e)(3) or (ii) death, the Optionee shall have the right, subject to subsections (1) , and (5) above, to exercise any ISO at any time during the period of three (3) months following such termination to the extent the ISO was exercisable on the termination date.

   In the event that an Optionee's employment with the Company shall terminate due to permanent disability, the Optionee shall have the right, subject to subsections (1) and (5) above, to exercise any ISO at any time during the period of 12 months following such termination, to the extent such ISO was exercisable on the termination date. Whether any termination of employment is due to permanent disability, and whether any authorized leave of absence or absence on military or government service or for other reasons shall constitute a termination of employment, for the purposes of the Plan shall be determined by the Committee.

   If an Optionee shall die while entitled to exercise an ISO, the Optionee's estate, personal representative or beneficiary, as the case may be, shall have the right, subject to subsections (1) and (5) above, to exercise any ISO at any time during the period of 12 months following the date of the Optionee's death, to the extent that such ISO was exercisable on the date of the Optionee's death.

   In the absence of a provision to the contrary contained in the Agreement, an ISO which has not been exercised during the period of 12 months following the date of an Optionee's death or permanent disability, shall be and become a Nonqualified Option exercisable for the remainder of the term of the Agreement, if not previously expired, to the same extent that such Option was exercisable during such 12 month period.

   The Committee may, in its discretion, consistent with the terms of the specific grant, (i) accelerate the exercisability of all or part of an ISO that is not otherwise exercisable or (ii) provide that an ISO shall remain outstanding and be exercisable following termination of employment (or other specified events in the case of non-employees) on such other terms and conditions as the Committee shall approve consistent with the Code and the regulations promulgated thereunder regarding ISOs.

   (b) Nonqualified Options. With respect to Nonqualified Options, the Board, the Committee or the shareholders, as the case may be, may specify any terms and conditions upon which such Nonqualified Option shall terminate. The Committee may, in its discretion, consistent with the terms of the specific grant, (i) accelerate the exercisability of all or part of a Nonqualified Option that is not otherwise exercisable or (ii) provide that a Nonqualified Option shall remain outstanding and be exercisable following termination of employment (or other specified events in the case of non-employees) on such other terms and conditions as the Committee shall approve. Notwithstanding the above, in the event an employee ceases to be an employee by reason of retirement or death, the total number of shares of common stock covered by the Nonqualified Option shall thereupon become exercisable provided such Nonqualified Option shall have been granted at least six months prior to such retirement or death.

     (8) Eligibility for Incentive Stock Options. ISOs may be granted to individuals who are key employees (including officers who are also key employees) of the Company at the time the ISO is granted. ISOs may be granted to the same individual on more than one occasion, but in no event shall an ISO be granted after June 8, 2007.

   No employee shall be eligible to receive ISOs that become exercisable for the first time in any calendar year with respect to stock with an aggregate fair market value (determined at the Grant Date) in excess of $100,000 (or such other limits as may be imposed by the applicable laws and regulations under the Code in effect on the date of grant). This limitation applies to the aggregate amount of ISOs granted under the Plan and all other option plans of the Company, its parent and subsidiary corporations

     (9) Reload Options. In the event a person who is an active employee of the Company or a Subsidiary shall exercise an Option (the "Original Option") by paying all or a portion of the Exercise Price of the shares of Common Stock subject to the Original Option by tendering to the Company shares of Common Stock owned by such person, which have been held by him or her for at least six months, or an amount in cash equal to the Exercise Price, an Option to purchase the number of shares of Common Stock, obtained by the employee upon exercise (the "Reload Option") shall be deemed granted to the employee as of the exercise date; provided that a Reload Option has been granted to such Optionee with respect to such Option, as evidenced in his Agreement and that the employee does not reject such Reload Option in accordance with this Section 6. The Exercise Price of the Common Stock subject to the Reload Option shall be 100 percent of Market Value Per Share of the Common Stock on such date, subject to adjustment as provided in
  Section 8. The Reload Option may be used or refused with respect to each tranche of options as they vest and are exercised on a one-time basis, (even if the employee elects to exercise less than the total number of vested shares). If the employee elects to accept the Reload Option, the employee must agree that all shares purchased through the exercise of the original Option must be held for some minimum period of time established by the Compensation Committee and set forth in the Employee's Agreement. In no event shall any Reload Options be granted if it would cause the number of Awards granted to any Executive Officer in a year to exceed the individual limit in Section 4 above.

7. Restricted Stock

     A. Awards of Restricted Stock. Restricted Stock may be awarded to any individual eligible to receive the same, at any time and from time to time. The issuance of Restricted Stock to an individual pursuant to an Award may be made subject to such restrictions and the future satisfaction or occurrence of terms, conditions or contingencies (collectively, "Conditions") set when the Award is made, such that failure of any Condition shall cause all or part of such shares to be forfeited.

     B. Description of Restricted Stock. Shares of Restricted Stock may not be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of until the Conditions set at the time of the Award have been satisfied. A share of Restricted Stock shall be subject to such restrictions and Conditions as may be established at the time of the Award, which may include, without limitation, "lapse" and "non-lapse" restrictions (as such terms are defined in regulations promulgated under Section 83 of the Code) and the achievement of specific goals. The Committee may, in its discretion, consistent with the terms of the specific Award, at any time and from time to time accelerate the "lapse" restrictions or reduce the "non-lapse" restrictions of all or any part of a Restricted Stock Award.

   After the satisfaction or occurrence of the Conditions and the lapse of all restrictions, a certificate, without a legend shall be delivered to the recipient for the number of shares that are no longer subject to restrictions and Conditions. The remaining shares of Restricted Stock issued with respect to such Award, if any, shall either be returned to the Company and forfeited by the recipient or, if appropriate under the terms of the Award applicable to such shares, shall continue to be subject to the restrictions and Conditions.

     C. Payment of Restricted Stock. The satisfaction of the Conditions and the lapse of all actions, and the delivery of a certificate without a legend for the portion of such award that is no longer subject to restrictions and Conditions, is hereinafter referred to as the "payment" of such portion of the Award. Subject to the provisions above, each Award shall be paid at the time and in the manner specified at the time of the Award.

     D. Payment in the Event of Termination of Employment. In the event a recipients employment with the Company shall terminate prior to the satisfaction or occurrence of a Condition applicable to all or a portion of an Award of Restricted Stock, then such portion of the Award shall be returned to the Company and forfeited by the recipient; provided, however, if the termination of employment is due to the employee's death, permanent disability or retirement, the Committee may, in its sole discretion, deem the Conditions to have been met for all or part of such portion of the Award. With respect to the shares of Restricted Stock granted to an individual who is not an employee of the Company on the Grant Date, the Committee may specify the circumstances upon which the shares of Restricted Stock shall be forfeitable prior to the satisfaction of applicable Conditions.

   If a recipient dies after satisfaction of the Conditions for the payment of all or a portion of an Award of Restricted Stock but prior to the actual payment of all or such portion thereof, such payment shall be made to the recipient's beneficiary or beneficiaries at the time and in the same manner that such payment would have been made to the recipient.

8. Recapitalization or Reorganization

     A. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     B. The shares with respect to which awards may be granted are shares of Common Stock as presently constituted.

       (i) Stock Split. If, and whenever, prior to the termination of the Plan or the expiration of an outstanding Option, the Company shall effect a subdivision of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the remaining shares of Common Stock available under the Plan and the number of shares of Common Stock with respect to which outstanding Options may thereafter be exercised shall be proportionately increased, and the Exercise Price under outstanding Options shall be proportionately reduced.

       (ii) Reverse Stock Split. If, and whenever, prior to the termination of the Plan or the expiration of an outstanding Option, the Company shall effect a consolidation of shares of Common Stock, the remaining shares of Common Stock available under the Plan and the number of shares of Common Stock with respect to which any outstanding Option may thereafter be exercised shall be proportionately reduced, and the Exercise Price under the outstanding Options shall be proportionately increased.

     C. Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect Options granted under this Plan, and no adjustments shall be made to the grants under this Plan.

     D. If the Company effects a recapitalization or otherwise materially changes its capital structure (both of the foregoing are herein referred to as a ("Fundamental Change") then thereafter upon any exercise of an Option theretofore granted, the holder shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock that would have been received, the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of that number of shares of Common Stock.

     E. Any adjustment provided for above shall be subject to any required shareholder action.

9. Recipient's Agreement; Compliance with Securities Regulations

   If, at the time of the exercise of any Option or award of Restricted Stock, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Option or receiving the Restricted Stock to agree to hold any of their shares for investment and without intention to resell or distribute the shares and to agree to dispose of such shares only in compliance with such laws and regulations, the individual will, upon the request of the company, execute and deliver to the Company a further agreement to such effect.

10. Withholding for Taxes

   Any cash payment under the Plan shall be reduced by any amounts required to be withheld or paid with respect thereto under all present or future federal, state and local tax and other laws and regulations that may be in effect as of the date of each such payment ("Tax Amounts"). Any issuance of Common Stock pursuant to the exercise of an Option or other distribution of Common Stock under the Plan shall not be made until appropriate arrangements have been made for the payment of any amounts that may be required to be withheld or paid with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the participant to tender to the Company shares of Common Stock owned by the participant, or to request the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the exercise or otherwise distributed to the participant, which have a Market Value Per Share as of the date of such exercise, tender or withholding that is not greater than the sum of all Tax Amounts, together with payment of any remaining portion of all Tax Amounts in cash or by check payable and acceptable to the Company. Payment instruments will be received subject to collection.

11. Designation of Beneficiary

   Each individual to whom an Award has been made under this Plan may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payment that under the terms of such Award may become payable on or after the individual's death. At any time, and from time to time, any such designation may be changed or canceled by the individual without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named by a deceased participant, or the designated beneficiaries have predeceased the individual, the beneficiary shall be the individual's estate. If an individual designates more than one beneficiary, any payments under this Plan to such beneficiaries shall be made in equal shares unless the individual has designated otherwise, in which case the payments shall be made in the shares designated by the individual.

12. Change of Control

     A. Notwithstanding anything in this Plan to the contrary, in the event of a Change of Control, the unexercised Options outstanding under this Plan will automatically become exercisable in full and all Conditions to which any Restricted Stock is subject shall be deemed satisfied as of the Change of Control Date. The existence of this Plan or of Options granted hereunder shall not in any way prevent any Change of Control transaction and no holder of Options granted under this Plan shall have the right to prevent any such transaction.

     B. For purposes of the Plan, the term "Change of Control" shall mean the occurrence of any one or more of the following events:

       (1) any corporation (other than the Company or a Subsidiary), person or group (within the meaning of Sections 13(d) or 14(d)(2) of the 1934
    Act) makes a tender or exchange offer which, if consummated, would make such corporation, person or group the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of voting securities of the Company representing more than 25 percent of the total number of votes eligible to be cast at any election of directors of the Company and, pursuant to such offer, purchases are made (an "Offer");

       (2) the shareholders of the Company approve an agreement to merge or consolidate the Company with or into another corporation or to sell, lease or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation;

       (3) any corporation, person or group (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than E. I. Du Pont de Nemours and Company or their affiliates, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of voting securities of the Company representing more than 25 percent of the total number of votes eligible to be cast at any election of directors of the Company; or

       (4) those persons who constitute the Directors at the beginning of any one-year period cease to constitute a majority of the Board at any time during such one-year period; provided that changes in board membership among the employees or consultants of E. I. du Pont de Nemours and Company who are Directors or nominees of the Company shall not be considered in determining whether this event has occurred.

   As used herein, the term ("Change of Control Date") means the first purchase of voting securities of the Company pursuant to an Offer, the date of any shareholder approval or adoption of an agreement or plan referred to in Section 12.B.(2), the date on which the event described in Section 12.B.(3) occurs, or the date on which the change in constituency of the Board, described in Section 12.B.(4) occurs, as the case may be.

     C. In the event that the Compensation Committee determines that an "excess parachute payment" (as defined in Code Sec. 280G) would result if the full acceleration Provision in this Section occurred (when added to any other payments or benefits under any other agreements, arrangements or plans that are contingent on a Change of Control or that would otherwise constitute "parachute payments" as defined in Code Sec. 280G) then the number of shares as to which exercisability is accelerated shall be reduced at the election of the Compensation Committee to the minimum extent necessary to prevent any "excess parachute payment" from occurring ("the limitation"). Notwithstanding the above, if, in the opinion of the Compensation Committee, the total "parachute payments" (reduced by the amount of excise tax imposed on the employee under Code Section 4999 and by the state and federal income taxes on all such payments in excess of such limitation) would exceed such total amounts payable if such limitation were applied, the Compensation Committee shall not reduce the number of accelerated shares.

     D. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation or becomes the wholly-owned subsidiary of another corporation, any outstanding options hereunder may be terminated by the Company as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to each holder thereof of its intention to do so not less than (10) days preceding such effective date and permitting the exercise until such effective date, or the Expiration Date if earlier, of all such outstanding Options. Notwithstanding the preceding sentence, if the Company is not the surviving corporation or becomes the wholly owned subsidiary of another corporation as a result of the Company being reorganized or merged or consolidated with another corporation while unexercised options are outstanding under this Plan, the surviving or parent corporation, as the case may be, may either (1) assume the unexercised options outstanding under this Plan; or (2) substitute new options in the surviving corporation or parent corporation, as the case may be, for the outstanding Options. The latter alternative can be used only if the excess of the aggregate fair market value of the securities subject to the options immediately after the substitution or assumption over the aggregate option price of such shares is not less than the excess of the aggregate fair market value of the Common Stock subject to the outstanding Option immediately before such substitution or assumption over the aggregate option price of such Common Stock, and that the vesting status of any substituted options duplicates as nearly as practicable the vesting status of the old options.

13. Miscellaneous

     A. No Employment Contract. Nothing contained in the Plan shall be construed as conferring upon any employee the right to continue in the employ of the Company or any Subsidiary.

     B. Employment with Subsidiaries. For purposes of determining employment with respect to ISOs, employment by the Company shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of any Subsidiary.

     C. No Rights as a Shareholder. A participant shall have no rights as a shareholder with respect to shares covered by such participant's Option or Restricted Stock award until the date of the issuance of shares to the employee pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

     D. No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving any participant, such participant's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or a Subsidiary and any such person, except to the extent such person is a holder of shares of Common Stock issued pursuant to the Plan.

     E. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action that is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

     F. Assignability. All or a portion of the Nonqualified Options and Restricted Stock to be granted to an Optionee may, in the discretion of the Committee (or the Board of Directors, as the case may be), be on terms that permit transfer without consideration by such Optionee to:

       (I) the spouse, children or grandchildren of the Optionee
    ("Immediate Family Members"),

       (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members (including a custodian under a Uniform Gifts to Minors Act for the benefit of a child or grandchild), or

       (iii) a partnership or other entity in which such Immediate Family Members are the only partners, provided that (A) the stock option agreement pursuant to which such Nonqualified Options or Restricted Stock are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (B) subsequent transfers of transferred Options or Restricted Stock shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such Options or Restricted Stock shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of each Agreement and Sections 6.B(2) and 10 hereof the term "Optionee" shall be deemed to refer to the transferee (however, the events of termination of employment of Section 7.D hereof shall continue to be applied with respect to the original Optionee). Except as set forth above, Options and Restricted Stock may not be transferred except by will or the laws of descent and distribution.

     G. Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to the Plan will be used for general corporate purposes.

     H. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

     I. Amendment and Termination. The Committee may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any Awards hereunder; provided, however, that no such action of the Committee may, without the approval of the shareholders of the Company, alter the provisions of the Plan so as to (I) increase the maximum number of shares of Common Stock that may be subject to Awards and distributed in the payment of Awards and exercises under the Plan (except as provided in Section 8); (ii) change the eligibility provisions of the Plan; or (iii) change the individual limit in Section 4 above. For the purposes of awarding ISOs, the Plan shall terminate on June 8, 2007, and no ISOs shall be awarded after such date.

     J. Preemption by Applicable Laws and Regulations. Notwithstanding the above, if the issuance or other distribution of shares of Common Stock or Restricted Stock would cause a breach of any applicable law or regulation, absent some act by the individual or the Company, the issuance or distribution of such shares, as the case may be, shall be deferred until such action shall have been taken.

                                   Appendix B

                            DUPONT PHOTOMASKS, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

   This charter governs the operations of the DuPont Photomasks, Inc. (the Company) Audit Committee of the Board of Directors (the Committee"). The Committee will review the charter at least annually and obtain the approval of the charter and any changes by the Board of Directors.

1. Purpose

     The primary responsibility for DuPont Photomasks, Inc. financial reporting lies with senior management. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities to the shareholders relating to the Companys financial statements and the financial reporting process, the systems of internal accounting and financial controls and the audit process. Consistent with this function, the Audit Committee provides an open avenue of communication among the independent auditors, financial and senior management, the internal audit department and the Board of Directors. The Committee sets the overall corporate tone for quality financial reporting, sound business practices and ethical behavior. In carrying out its responsibilities, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and has the power to retain outside counsel or other experts for this purpose at Company expense.

2. Composition

     The members of the Audit Committee shall be appointed by the Board of Directors. The Chairman of the Committee shall be designated by the Board of Directors. The Committee shall have at least three members, and shall be comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. For purposes of this charter, an independent director is a director who meets the independence and experience requirements of the NASDAQ Stock Market, Inc.

3. Duties and Responsibilities

     The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee or the Board of Directors may supplement them as appropriate.
  . The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company' s shareholders. The Audit Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, subject to annual shareholder approval. The Committee shall review with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. The Committee shall discuss with the independent auditors relationships and services that in the view of the Committee may affect auditor objectivity or independence and shall take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors.

  . The Committee shall review with the internal auditor and independent auditors the overall scope and plans for their respective audits. The Committee will discuss with management, the internal auditor and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk. The Committee will meet separately with the internal auditor and the independent auditors, with and without management present, to discuss the results of their audits.

  . The Committee shall review the Company's interim financial statements with the independent auditors prior to the Company filing its Form 10-Q. The Committee shall review with management and the independent auditors the audited financial statement to be included in the Company's Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee will review with the independent auditors, on completion of the annual audit, their experience, any restrictions on their work, cooperation received, their findings and their recommendations, and any other matter required to be discussed with the independent auditors by SAS 61, as may be modified or supplemented. Based on such review and discussions, the Committee will consider whether it will recommend to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K.

  . The Committee shall review and approve, if appropriate, material changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal audit department.

                            DUPONT PHOTOMASKS, INC.
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OCTOBER 24, 2000

                                     PROXY

     The undersigned hereby appoints Gerd Stoecker and John M. Lynn, or any one or more of them, with full power of substitution, the attorneys and proxies for the undersigned to vote the shares of common stock of DuPont Photomasks, Inc., a Delaware corporation, held of record by the undersigned at the close of business on August 31, 2001, at the annual meeting of stockholders of the company to be held at Austin Marriott North, 2600 La Frontera Blvd., Round Rock, Texas 78681, on Tuesday, October 30, 2001 at 10:00 a.m. local time, and at any adjournment or postponements thereof, as follows:
--------------------------------------------------------------------------------

COMMENTS/ADDRESS CHANGE: PLEASE MARK
COMMENT/ADDRESS CHANGE ON REVERSE SIDE.

                  (Continued and to be signed on other side)
--------------------------------------------------------------------------------

                           - FOLD AND DETACH HERE -

PLEASE BE ADVISED THAT OUR TRANSFER AGENTS IS:

                        EQUISERVE  TRUST COMPANY, N.A.
                        P.O. BOX 2500
                        JERSEY CITY, N.J. 07303-2506
                        1-800-446-2617
--------------------------------------------------------------------------------

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE PERSONS SET FORTH HEREIN AS DIRECTORS AND THE OTHER PROPOSALS.

                                            FOR            WITHOLD AUTHORITY

1.   Nominees: Preston M. Adcox,            [_]                  [_]
     Robert J. Boehlke,
     Isabella C. M. Cunningham,
     and Susan Vladuchick Sam

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the following line.)
________________________________________________________________________________

                                                 FOR       AGAINST       ABSTAIN
2.   Ratification of PricewaterhouseCoopers
     LLP as independent accountants              [_]         [_]           [_]

                                                 FOR       AGAINST       ABSTAIN
3.   Approval of the adoption of the
     Amendment to the 1997 Stock                 [_]         [_]           [_]
     Option and Restricted Stock Plan

                                                 FOR       AGAINST       ABSTAIN
4.   As such proxies may in their discretion
     determine upon such other matters as may    [_]         [_]           [_]
     properly come before the meeting.


THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN, AND IN THE ABSENCE OF SUCH INSTRUCTIONS, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE, ALL OF THE PROPOSALS SET FORTH ABOVE AND SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                     ------------------------------------

                     ------------------------------------
                                 SIGNATURE(S)          DATE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                            -FOLD AND DETACH HERE -

PLEASE NOTE

     THIS PROXY IS TO BE VOTED AS DIRECTED. IN THE ABSENCE OF SPECIFIC DIRECTION, IT IS INTENDED TO VOTE THE SHARES REPRESENTED BY THIS PROXY FOR THE ELECTION OF PRESTON M. ADCOX, ROBERT J. BOEHLKE, ISABELLA C. M. CUNNINGHAM AND SUSAN VLADUCHICK SAM AS DIRECTORS AND FOR THE OTHER PROPOSALS.

     You are urged to sign and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States or Canada.

     When signing this proxy, please date it and take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

                                  PLEASE SEND IN YOUR PROXY
                                  In order that there may be proper
                                  representation at the annual meeting, each stockholder, whether he or she owns one or more shares, is requested to sign this proxy and return it promptly in the enclosed envelope.